SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported) June 9, 1996


                            ORBIT SEMICONDUCTOR, INC.
- --------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


Delaware                             0-24966                    94-2627385
- --------------------------------------------------------------------------------
(State or Other                    (Commission            (I.R.S. Employer
Jurisdiction of                   File Number)              Identification
incorporation)                                                        No.)





                          169 Java Drive, Sunnyvale, CA 94089
- --------------------------------------------------------------------------------
                         (Address of Principal Executive Offices)    (Zip Code)


                                    (408) 744-1800
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                 (Registrant's Telephone Number, Including Area Code)








C/M: 11308.0000 374901.1

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ITEM 5.           Other Events.

     In a joint press release, dated June 9, 1996, a copy of which is attached hereto as Exhibit 99.1 and the full text of which is incorporated by reference herein, Orbit Semiconductor, Inc. ("Orbit" or the "Registrant") and DII Group, Inc. ("DII") announced that Orbit, DII and a wholly owned subsidiary of DII, have executed a definitive agreement and plan of merger providing for the acquisition of Orbit by DII.


ITEM 7.           Financial Statements and Exhibits.

(c)  Exhibits.

99.1     Joint Press Release, dated June 9, 1996.



C/M: 11308.0000 374901.1

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ORBIT SEMICONDUCTOR, INC.
                                           (Registrant)



Date: June 12, 1996                   By:  /s/ Joseph K. Wai
                                           -----------------

                                      Name:   Joseph K. Wai
                                      Title:  Executive Vice President and Chief
                                              Financial Officer


C/M: 11308.0000 374901.1

                                  EXHIBIT INDEX

Exhibit

99.1     Joint Press Release, dated June 9, 1996.

C/M: 11308.0000 374901.1